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                                                                   EXHIBIT 10.26

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Grey Global Group Inc. (the "Company") for the quarterly period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Edward
H. Meyer, as Chief Executive Officer of the Company, and Steven G. Felsher, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge(1):

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:      /s/ EDWARD H. MEYER
                                            ------------------------------------
                                                   Name: Edward H. Meyer
                                               Title: Chief Executive Officer

Date: August 14, 2002

                                          By:     /s/ STEVEN G. FELSHER
                                            ------------------------------------
                                                  Name: Steven G. Felsher
                                               Title: Chief Financial Officer

Date: August 14, 2002

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

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